Exhibit 99.1
CSW Industrials, Inc.
Segment Financial Information
(unaudited)

I.GAAP Segment Operating Income - Continuing Operations

Three months ended June 30, 2020

(in thousands)	Contractor Solutions	Engineered Building Solutions	Specialized Reliability Solutions	Subtotal - Reportable Segments	Elimination and Others	Total
Revenues, net	$49,826	$22,154	$18,984	$90,964	$—	$90,964
Intersegment revenue	58	—	14	72	(72)	—
Operating income (loss), continuing operations	15,908	4,038	307	20,253	(4,000)	16,253
Operating income (loss) margin	31.9%	18.2%	1.6%	22.2%	NA	17.9%

Three months ended September 30, 2020

(in thousands)	Contractor Solutions	Engineered Building Solutions	Specialized Reliability Solutions	Subtotal - Reportable Segments	Elimination and Others	Total
Revenues, net	$63,244	$23,696	$18,000	$104,940	$—	$104,940
Intersegment revenue	128	—	15	143	(143)	—
Operating income (loss), continuing operations	21,651	3,531	360	25,542	(3,362)	22,180
Operating income (loss) margin	34.2%	14.9%	2.0%	24.3%	NA	21.1%

Three months ended December 31, 2020

(in thousands)	Contractor Solutions	Engineered Building Solutions	Specialized Reliability Solutions	Subtotal - Reportable Segments	Elimination and Others	Total
Revenues, net	$44,377	$25,700	$19,855	$89,932	$—	$89,932
Intersegment revenue	62	—	19	81	(81)	—
Operating income (loss), continuing operations	2,900	4,194	619	7,713	(3,597)	4,116
Operating income (loss) margin	6.5%	16.3%	3.1%	8.6%	NA	4.6%

Three months ended March 31, 2021

(in thousands)	Contractor Solutions	Engineered Building Solutions	Specialized Reliability Solutions	Subtotal - Reportable Segments	Elimination and Others	Total
Revenues, net	$87,785	$24,123	$21,461	$133,369	$—	$133,369
Intersegment revenue	49	—	16	65	(65)	—
Operating income (loss), continuing operations	18,670	2,303	(578)	20,395	(3,476)	16,919
Operating income (loss) margin	21.3%	9.5%	(2.7)%	15.3%	NA	12.7%

Three months ended June 30, 2019

(in thousands)	Contractor Solutions	Engineered Building Solutions	Specialized Reliability Solutions	Subtotal - Reportable Segments	Elimination and Others	Total
Revenues, net	$54,168	$21,293	$26,872	$102,333	$—	$102,333
Intersegment revenue	87	—	9	96	(96)	—
Operating income (loss), continuing operations	19,468	2,513	1,683	23,664	(3,343)	20,321
Operating income (loss) margin	35.9%	11.8%	6.3%	23.1%	NA	19.9%

Exhibit 99.1
Three months ended September 30, 2019

(in thousands)	Contractor Solutions	Engineered Building Solutions	Specialized Reliability Solutions	Subtotal - Reportable Segments	Elimination and Others	Total
Revenues, net	$50,237	$24,141	$26,946	$101,324	$—	$101,324
Intersegment revenue	74	—	28	102	(102)	—
Operating income (loss), continuing operations	16,867	4,217	2,472	23,556	(3,434)	20,122
Operating income (loss) margin	33.5%	17.5%	9.2%	23.2%	NA	19.9%

Three months ended December 31, 2019

(in thousands)	Contractor Solutions	Engineered Building Solutions	Specialized Reliability Solutions	Subtotal - Reportable Segments	Elimination and Others	Total
Revenues, net	$36,205	$21,928	$25,583	$83,716	$—	$83,716
Intersegment revenue	45	—	17	62	(62)	—
Operating income (loss), continuing operations	8,672	3,333	2,052	14,057	(3,569)	10,488
Operating income (loss) margin	23.9%	15.2%	8.0%	16.8%	NA	12.5%

Three months ended March 31, 2020

(in thousands)	Contractor Solutions	Engineered Building Solutions	Specialized Reliability Solutions	Subtotal - Reportable Segments	Elimination and Others	Total
Revenues, net	$49,810	$23,519	$25,169	$98,498	$—	$98,498
Intersegment revenue	69	—	18	87	(87)	—
Operating income (loss), continuing operations	13,327	4,214	1,598	19,139	(4,003)	15,136
Operating income (loss) margin	26.7%	17.9%	6.3%	19.4%	NA	15.4%

Exhibit 99.1
II. Reconciliation of Segment Operating Income to Adjusted Segment Operating Income - Continuing Operations

Three months ended June 30, 2020

(in thousands)	Contractor Solutions	Engineered Building Solutions	Specialized Reliability Solutions	Corporate and Other	Consolidated Continuing Operations
Revenue	$49,884	$22,154	$18,998	$(72)	$90,964

Operating income (loss), continuing operations	$15,908	$4,038	$307	$(4,000)	$16,253
Adjusting items
Transaction costs & other professional fees	$—	$—	$—	$—	$—
Purchase accounting effect	—	—	—	—	—
Loss (gain) on sale of property & other	—	—	—	—	—
Asset impairment	—	—	—	—	—
Adjusted operating income (loss), continuing operations	$15,908	$4,038	$307	$(4,000)	$16,253
Adjusted operating income (loss) margin	31.9%	18.2%	1.6%	NA	17.9%

Three months ended September 30, 2020

(in thousands)	Contractor Solutions	Engineered Building Solutions	Specialized Reliability Solutions	Corporate and Other	Consolidated Continuing Operations
Revenue	$63,372	$23,696	$18,015	$(143)	$104,940

Operating income (loss), continuing operations	$21,651	$3,531	$360	$(3,362)	$22,180
Adjusting items
Transaction costs & other professional fees	$—	$—	$—	$—	$—
Purchase accounting effect	—	—	—	—	—
Loss (gain) on sale of property & other	—	—	—	—	—
Asset impairment	—	—	—	—	—
Adjusted operating income (loss), continuing operations	$21,651	$3,531	$360	$(3,362)	$22,180
Adjusted operating income (loss) margin	34.2%	14.9%	2.0%	NA	21.1%

Three months ended December 31, 2020

(in thousands)	Contractor Solutions	Engineered Building Solutions	Specialized Reliability Solutions	Corporate and Other	Consolidated Continuing Operations
Revenue	$44,439	$25,700	$19,874	$(81)	$89,932

Operating income (loss), continuing operations	$2,900	$4,194	$619	$(3,597)	$4,116
Adjusting items
Transaction costs & other professional fees	$6,919	$—	$1,041	$—	$7,960
Purchase accounting effect	—	—	—	—	—
Loss (gain) on sale of property & other	—	—	—	—	—
Asset impairment	—	—	—	—	—
Adjusted operating income (loss), continuing operations	$9,819	$4,194	$1,660	$(3,597)	$12,076
Adjusted operating income (loss) margin	22.1%	16.3%	8.4%	NA	13.4%

Exhibit 99.1
Three months ended March 31, 2021

(in thousands)	Contractor Solutions	Engineered Building Solutions	Specialized Reliability Solutions	Corporate and Other	Consolidated Continuing Operations
Revenue	$87,834	$24,123	$21,477	$(65)	$133,369

Operating income (loss), continuing operations	$18,670	$2,303	$(578)	$(3,476)	$16,919
Adjusting items
Transaction costs & other professional fees	$844	$—	$1,556	$—	$2,400
Purchase accounting effect	2,963	—	—	—	2,963
Loss (gain) on sale of property & other	—	—	—	—	—
Asset impairment	—	—	—	—	—
Adjusted operating income (loss), continuing operations	$22,477	$2,303	$978	$(3,476)	$22,282
Adjusted operating income (loss) margin	25.6%	9.5%	4.6%	NA	16.7%

Three months ended June 30, 2019

(in thousands)	Contractor Solutions	Engineered Building Solutions	Specialized Reliability Solutions	Corporate and Other	Consolidated Continuing Operations
Revenue	$54,255	$21,293	$26,881	$(96)	$102,333

Operating income (loss), continuing operations	$19,468	$2,513	$1,683	$(3,343)	$20,321
Adjusting items
Transaction costs & other professional fees	$—	$—	$—	$—	$—
Purchase accounting effect	—	—	—	—	—
Loss (gain) on sale of property & other	—	—	—	—	—
Asset impairment	—	—	—	—	—
Adjusted operating income (loss), continuing operations	$19,468	$2,513	$1,683	$(3,343)	$20,321
Adjusted operating income (loss) margin	35.9%	11.8%	6.3%	NA	19.9%

Three months ended September 30, 2019

(in thousands)	Contractor Solutions	Engineered Building Solutions	Specialized Reliability Solutions	Corporate and Other	Consolidated Continuing Operations
Revenue	$50,311	$24,141	$26,974	$(102)	$101,324

Operating income (loss), continuing operations	$16,867	$4,217	$2,472	$(3,434)	$20,122
Adjusting items
Transaction costs & other professional fees	$—	$—	$—	$—	$—
Purchase accounting effect	—	—	—	—	—
Loss (gain) on sale of property & other	—	—	(776)	—	(776)
Asset impairment	—	—	—	—	—
Adjusted operating income (loss), continuing operations	$16,867	$4,217	$1,696	$(3,434)	$19,346
Adjusted operating income (loss) margin	33.5%	17.5%	6.3%	NA	19.1%

Exhibit 99.1
Three months ended December 31, 2019

(in thousands)	Contractor Solutions	Engineered Building Solutions	Specialized Reliability Solutions	Corporate and Other	Consolidated Continuing Operations
Revenue	$36,250	$21,928	$25,600	$(62)	$83,716

Operating income (loss), continuing operations	$8,672	$3,333	$2,052	$(3,569)	$10,488
Adjusting items
Transaction costs & other professional fees	$—	$—	$—	$—	$—
Purchase accounting effect	—	—	—	—	—
Loss (gain) on sale of property & other	—	—	—	—	—
Asset impairment	—	—	—	—	—
Adjusted operating income (loss), continuing operations	$8,672	$3,333	$2,052	$(3,569)	$10,488
Adjusted operating income (loss) margin	23.9%	15.2%	8.0%	NA	12.5%

Three months ended March 31, 2020

(in thousands)	Contractor Solutions	Engineered Building Solutions	Specialized Reliability Solutions	Corporate and Other	Consolidated Continuing Operations
Revenue	$49,879	$23,519	$25,187	$(87)	$98,498

Operating income (loss), continuing operations	$13,327	$4,214	$1,598	$(4,003)	$15,136
Adjusting items
Transaction costs & other professional fees	$—	$—	$—	$—	$—
Purchase accounting effect	—	—	—	—	—
Loss (gain) on sale of property & other	—	—	—	200	200
Asset impairment	951	—	—	—	951
Adjusted operating income (loss), continuing operations	$14,278	$4,214	$1,598	$(3,803)	$16,287
Adjusted operating income (loss) margin	28.6%	17.9%	6.3%	NA	16.5%

Exhibit 99.1
III. Reconciliation of Segment Operating Income to Adjusted Segment Earnings Before Interest, Tax, Depreciation and Amortization (EBITDA) - Continuing Operations

Three months ended June 30, 2020

(in thousands)	Contractor Solutions	Engineered Building Solutions	Specialized Reliability Solutions	Corporate and Other	Consolidated Continuing Operations
GAAP operating income (loss), continuing operations	$15,908	$4,038	$307	$(4,000)	$16,253
Other income (expense)	(25)	(320)	120	(82)	(307)
Depreciation & amortization	1,444	513	1,437	134	3,528
EBITDA, continuing operations	$17,327	$4,231	$1,864	$(3,948)	$19,474

Adjusting items:
Transaction expenses	$—	$—	$—	$—	$—
Reversal of indemnification receivable	—	—	—	—	—
Asset impairment	—	—	—	—	—
Pension termination	—	—	—	—	—
Loss (gain) on property sale and others	—	—	—	—	—
Adjusted EBITDA, continuing operations	$17,327	$4,231	$1,864	$(3,948)	$19,474
Adjusted EBITDA margin	34.7%	19.1%	9.8%	NA	21.4%

Three months ended September 30, 2020

(in thousands)	Contractor Solutions	Engineered Building Solutions	Specialized Reliability Solutions	Corporate and Other	Consolidated Continuing Operations
GAAP operating income (loss), continuing operations	$21,651	$3,531	$360	$(3,362)	$22,180
Other income (expense)	(26)	(199)	(52)	(83)	(360)
Depreciation & amortization	1,455	525	1,427	134	3,541
EBITDA, continuing operations	$23,080	$3,857	$1,735	$(3,311)	$25,361

Adjusting items:
Transaction expenses	$—	$—	$—	$—	$—
Reversal of indemnification receivable	—	—	—	—	—
Asset impairment	—	—	—	—	—
Pension termination	—	—	—	—	—
Loss (gain) on property sale and others	—	—	—	—	—
Adjusted EBITDA, continuing operations	$23,080	$3,857	$1,735	$(3,311)	$25,361
Adjusted EBITDA margin	36.4%	16.3%	9.6%	NA	24.2%

Three months ended December 31, 2020

(in thousands)	Contractor Solutions	Engineered Building Solutions	Specialized Reliability Solutions	Corporate and Other	Consolidated Continuing Operations
GAAP operating income (loss), continuing operations	$2,900	$4,194	$619	$(3,597)	$4,116
Other income (expense)	98	(430)	(128)	(132)	(592)
Depreciation & amortization	2,345	472	1,439	136	4,392
EBITDA, continuing operations	$5,343	$4,236	$1,930	$(3,593)	$7,916

Adjusting items:
Transaction expenses	$6,919	$—	$1,041	$—	$7,960
Reversal of indemnification receivable	—	—	—	—	—
Asset impairment	—	—	—	—	—
Pension termination	—	—	—	—	—
Loss (gain) on property sale and others	—	—	—	—	—
Adjusted EBITDA, continuing operations	$12,262	$4,236	$2,971	$(3,593)	$15,876
Adjusted EBITDA margin	27.6%	16.5%	14.9%	NA	17.7%

Exhibit 99.1
Three months ended March 31, 2021

(in thousands)	Contractor Solutions	Engineered Building Solutions	Specialized Reliability Solutions	Corporate and Other	Consolidated Continuing Operations
GAAP operating income (loss), continuing operations	$18,670	$2,303	$(578)	$(3,476)	$16,919
Other income (expense)	(4,784)	(195)	39	230	(4,710)
Depreciation & amortization	9,171	503	1,442	141	11,257
EBITDA, continuing operations	$23,057	$2,611	$903	$(3,105)	$23,466

Adjusting items:
Transaction expenses	$844	$—	$1,556	$—	$2,400
Reversal of indemnification receivable	5,000	—	—	—	5,000
Asset impairment	—	—	—	—	—
Pension termination	—	—	—	—	—
Loss (gain) on property sale and others	—	—	—	—	—
Adjusted EBITDA, continuing operations	$28,901	$2,611	$2,459	$(3,105)	$30,866
Adjusted EBITDA margin	32.9%	10.8%	11.4%	NA	23.1%

Three months ended June 30, 2019

(in thousands)	Contractor Solutions	Engineered Building Solutions	Specialized Reliability Solutions	Corporate and Other	Consolidated Continuing Operations
GAAP operating income (loss), continuing operations	$19,468	$2,513	$1,683	$(3,343)	$20,321
Other income (expense)	(175)	(181)	200	69	(87)
Depreciation & amortization	1,494	528	1,873	121	4,016
EBITDA, continuing operations	$20,787	$2,860	$3,756	$(3,153)	$24,250

Adjusting items:
Transaction expenses	$—	$—	$—	$—	$—
Asset impairment	—	—	—	—	—
Pension termination	—	—	—	—	—
Loss (gain) on property sale and others	—	—	—	—	—
Adjusted EBITDA, continuing operations	$20,787	$2,860	$3,756	$(3,153)	$24,250
Adjusted EBITDA margin	38.3%	13.4%	14.0%	NA	23.7%

Three months ended September 30, 2019

(in thousands)	Contractor Solutions	Engineered Building Solutions	Specialized Reliability Solutions	Corporate and Other	Consolidated Continuing Operations
GAAP operating income (loss), continuing operations	$16,867	$4,217	$2,472	$(3,434)	$20,122
Other income (expense)	(178)	9	(43)	(7,155)	(7,367)
Depreciation & amortization	1,450	534	1,432	119	3,535
EBITDA, continuing operations	$18,139	$4,760	$3,861	$(10,470)	$16,290

Adjusting items:
Transaction expenses	$—	$—	$—	$—	$—
Asset impairment	—	—	—	—	—
Pension termination	—	—	—	7,019	7,019
Loss (gain) on property sale and others	—	—	(776)	—	(776)
Adjusted EBITDA, continuing operations	$18,139	$4,760	$3,085	$(3,451)	$22,533
Adjusted EBITDA margin	36.1%	19.7%	11.4%	NA	22.2%

Exhibit 99.1
Three months ended December 31, 2019

(in thousands)	Contractor Solutions	Engineered Building Solutions	Specialized Reliability Solutions	Corporate and Other	Consolidated Continuing Operations
GAAP operating income (loss), continuing operations	$8,672	$3,333	$2,052	$(3,569)	$10,488
Other income (expense)	(502)	(175)	(178)	7	(848)
Depreciation & amortization	1,434	504	1,440	120	3,498
EBITDA, continuing operations	$9,604	$3,662	$3,314	$(3,442)	$13,138

Adjusting items:
Transaction expenses	$—	$—	$—	$—	$—
Asset impairment	—	—	—	—	—
Pension termination	—	—	—	—	—
Loss (gain) on property sale and others	476	—	—	—	476
Adjusted EBITDA, continuing operations	$10,080	$3,662	$3,314	$(3,442)	$13,614
Adjusted EBITDA margin	27.8%	16.7%	12.9%	NA	16.3%

Three months ended March 31, 2020

(in thousands)	Contractor Solutions	Engineered Building Solutions	Specialized Reliability Solutions	Corporate and Other	Consolidated Continuing Operations
GAAP operating income (loss), continuing operations	$13,327	$4,214	$1,598	$(4,003)	$15,136
Other income (expense)	(5)	550	337	285	1,167
Depreciation & amortization	1,510	507	1,435	134	3,586
EBITDA, continuing operations	$14,832	$5,271	$3,370	$(3,584)	$19,889

Adjusting items:
Transaction expenses	$—	$—	$—	$—	$—
Asset impairment	951	—	—	—	951
Pension termination	—	—	—	(531)	(531)
Loss (gain) on property sale and others	—	—	—	200	200
Adjusted EBITDA, continuing operations	$15,783	$5,271	$3,370	$(3,915)	$20,509
Adjusted EBITDA margin	31.6%	22.4%	13.4%	NA	20.8%